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                            THE PRODUCTS YOU KNOW
                            THE PROFESSIONALS YOU TRUST

                          PROLIANCE INTERNATIONAL, INC.
                                   (AMEX: PLI)

                         GABELLI 29TH ANNUAL AUTOMOTIVE
                             AFTERMARKET SYMPOSIUM
                                NOVEMBER 1, 2005

                                  PRESENTED BY:
                       CHARLEY JOHNSON - PRESIDENT AND CEO

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                                     AGENDA

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     o    Proliance at a Glance

     o    Product Overview

     o    Market Overview

     o    A Better Positioned Proliance

          -    Transaction Overview

               o    Operations

               o    Distribution

               o    International

               o    Benefits

     o    Integration and Synergies

     o    Financial Overview

     o    Key Objectives

     o    Investment Merits

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                           FORWARD-LOOKING STATEMENTS

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o    Statements included in this presentation, which are not historical in nature, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
     Statements relating to the future financial performance of the Company are subject to business conditions and growth in the general economy and automotive and truck business, the impact of competitive products and pricing, changes in customer product mix, failure to obtain new customers or retain old customers or changes in the financial stability of customers, changes in the cost of raw materials, components or finished products and changes in interest rates. Such statements are based upon the current beliefs and expectations of Proliance management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. When used in this presentation the terms "anticipate," "believe," "estimate," "expect," "may,"
     "objective," "plan," "possible," "potential," "project," "will" and similar expressions identify forward-looking statements.

o    In addition, the following factors relating to the merger with the Modine
     Manufacturing Company aftermarket business, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the risk that the businesses will not be integrated successfully; (2) the risk that the cost savings and any revenue synergies from the transaction may not be fully realized or may take longer to realize than expected; (3) disruption from the transaction making it more difficult to maintain relationships with clients, employees or suppliers;
     (4) the transaction may involve unexpected costs; (5) increased competition and its effect on pricing, spending, third-party relationships and revenues; (6) the risk of new and changing regulation in the U.S. and internationally; (7) the possibility that Proliance's historical businesses may suffer as a result of the transaction and (8) other uncertainties and risks beyond the control of Proliance. Additional factors that could cause
     Proliance's results to differ materially from those described in the forward-looking statements can be found in the Annual Report on Form 10-K of Proliance (formerly known as Transpro, Inc.), in the Quarterly Reports on Forms 10-Q of Proliance, and Proliance's other filings with the SEC. The forward-looking statements contained in this presentation are made as of the date hereof, and we do not undertake any obligation to update any forward-looking statements, whether as a result of future events, new information or otherwise.

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                              PROLIANCE AT A GLANCE

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     o    Leading manufacturer and supplier of heat transfer and temperature control products for the automotive and heavy duty aftermarket

     o    Broadest coverage in the industry marketing under leading brands:

[READY-RAD LOGO OMITTED]  [READY-AIRE LOGO OMITTED] [TRACTOR-TOUGH LOGO OMITTED]

                                                              [HBX LOGO OMITTED]

     [MODINE LOGO OMITTED] [AIR PRO QUALITY PARTS LOGO OMITTED] [TRUCK-TOUGH
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     o    One of the largest aftermarket distribution networks serving all channels of the aftermarket

          -    Retailer

          -    Warehouse distribution

          -    Specialty parts

          -    Professional technician

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                              PROLIANCE AT A GLANCE

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     o    Global company with manufacturing and distribution in North and
          Central America and in Europe

     o    World-class production facilities in Mexico strengthened by exclusive supplier relationships in China

          -    Engineering-driven in design, process and quality controls

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                            MOST COMPLETE OFFERING OF
                             HEAT EXCHANGE PRODUCTS

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                                       [PICTURE OMITTED]

o         RADIATORS

o         A/C COMPONENTS

o         HEATERS

o         CHARGE AIR COOLERS

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                          THE AUTOMOTIVE AND HEAVY DUTY
                                  AFTERMARKETS

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     o    $2 billion (est.) aftermarket

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                        HEAT EXCHANGE     $1.5 BILLION
                        A/C PRODUCTS      $0.5 BILLION

                                                SOURCE:  PROLIANCE ESTIMATE

     o    Demand influencers

          -    Vehicles-in-operation

          -    Miles-driven

          -    Age of fleet

          -    Weather extremes

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                       THE AUTOMOTIVE AFTERMARKET INDUSTRY

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                        U.S. MOTOR VEHICLE REGISTRATIONS
                                 (IN MILLIONS)

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    80.5       83.6        87.3       92.5  <-------2.5% GROWTH RATE (2001-2004)

    2001       2002        2003       2004        [ ]   LIGHT TRUCKS

   128.7      129. 9      131.1      132.5
                                                  [ ]   PASSENGER CARS
    2001       2002        2003       2004

Source: RL Polk

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                      U.S. AVERAGE ANNUAL MILES OF TRAVEL
                                      CARS

12,500

12,000

11,500
                               1.5% CAGR
11,000

10,500

10,000

 9,500

        1993    1994    1995    1996    1997    1998    1999    2000   2001   2002     2003    2004

Source: U.S. Department of Transportation, 2005

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                            LIGHT VEHICLE FLEET AGE

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  AVERAGE
AGE (YEARS)           8.7        8.7     8.6     8.7     8.9

                     2000       2001    2002    2003    2004

Source: RL Polk

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                        AVERAGE VEHICLES AGE 1996-2008E

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                                                                                2005E-2008E 08E
                                                                                           CAGR
                                                                                           ----

59.2  63.7  67.3  70.4  72.3  73.1  73.4  73.3  73.9   74.8  76.7  76.8  77.8               1.0%     11+ YEARS

62.6  60.3  58.1  56.9  56.2  58.3  58.7  60.4   61    62.3  64.1  66.2  66.9               2.2%     6 TO 10 YEARS

76.5  77.1  79.6  82.2  84.7  85.7   88   88.6  89.2   88.5  86.4  85.8  85.9              (0.4%)    0 TO 5 YEARS

1996  1997  1998  1999  2000  2001  2002  2003  2004E  2005E 2006E 2007E 2008E  -----------------    -----------------

Source: The Monitor Company Group and MEMA

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                   THE AUTOMOTIVE AND HEAVY DUTY AFTERMARKETS

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Changing market dynamics
------------------------

o    Automotive and light truck - Radiators

     -    Increased imports from China and other Asian countries

     -    Competitive pricing pressure

     -    Consolidation in radiator market

     -    Changing customer base - "compressed" channels - big customers

     -    Customer buying patterns - less pre-buys

     -    Improved OEM system quality - already happened . . . Not much improvement in last 5 years in radiators

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                   THE AUTOMOTIVE AND HEAVY DUTY AFTERMARKETS

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Changing market dynamics (continued)
------------------------

o    Automotive and light truck - Air Conditioning

     -    Consolidating customers

     -    Inventory in marketplace

     -    Imports

     -    More new compressors

     -    Improved OEM quality

o    Heavy Duty

     -    Recent economic recovery fueling industrial growth

     -    Solid demand allows recovery of raw material cost increases

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                   THE AUTOMOTIVE AND HEAVY DUTY AFTERMARKETS

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o    Macroeconomic factors:

     -    Raw material costs

     -    Consumer confidence

     -    Gasoline pricing . . . Cost factor and impact on miles driven

     -    Interest rate environment

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                               MARKET CONCLUSIONS

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o    Heat Exchange and Temperature Control markets will experience growth.

o    Customer consolidation, competitive price pressure and increased imports will create greater need for product differentiation and added value.

o    Overcapacity and increases in raw material costs will drive the need for greater efficiencies and low-cost manufacturing.

o    Changing customer buying habits and the impact of extreme weather will force greater flexibility in manufacturing and demand for local availability.

o    Changing Original Equipment designs will require Aftermarket Engineering strength to keep pace.

     ...AS A RESULT OF OUR STRONG CHANNEL PENETRATION AND EXTENSIVE DISTRIBUTION
     NETWORK, WE ARE KEENLY POSITIONED TO OFFER A VARIETY OF NEW AND
     DIFFERENTIATED PRODUCTS.

o    Better positioned to respond to these challenges...

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                             BETTER POSITIONED . . .

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Transaction Overview
--------------------

o    March 2005: Transpro sold Heavy Duty OEM business to Modine for $17 million in cash to become a focused aftermarket company

o    July 2005: Modine spun off its aftermarket business to its shareholders and immediately merged the business into Transpro

o    Combined company immediately renamed Proliance International, Inc. (AMEX:
     PLI)

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                              TRANSACTION BENEFITS

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Operations
----------

o    Increased scale - revenue base, customer access, sourcing opportunities and product lines

     -    Annual revenues in excess of $400 million

o    Expanded geographic scope and ability to compete internationally

o    Business focused on aftermarket industry with experienced leadership team

Distribution
------------

o    Efficient and effective distribution

     -    Large warehouse distributors and retailers serviced from North
          American central warehouses

     -    Specialty shops and installers serviced from large branch network

     -    Mexico

     -    Europe

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                      INTERNATIONAL OPPORTUNITIES - MEXPAR

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                                 [MAP OMITTED]

                o     Monterrey

                o     Culiacan

                o     Tampico

                o     Guadalajara

                o     Azcapotzalco

                o     Mexico City

                o     Coatzacoalcos

                o     Acapulco

                o     San Salvador

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                        INTERNATIONAL OPPORTUNITIES - NRF

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                                 [MAP OMITTED]

                o     Daventry, U.K.

                o     Gdansk, POLAND

                o     Mill, NETH.

                o     Emmerich, GERMANY

                o     Aartselaar, BELGIUM

                o     Valenciennes-Cedex, FRANCE

                o     Vienna, AUSTRIA

                o     Urdorf, Zurich, SWITZERLAND

                o     Prato, ITALY

                o     Barcelona, SPAIN

                o     Valencia, SPAIN

                o     Granada, SPAIN

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                              TRANSACTION BENEFITS

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Financial
---------

o    Cost savings of more than $30 million annually, following restructuring program cost of $10 million to $14 million over a 12- to 18-month integration period, impacted by competitive pricing pressure and higher material costs

o    Merged companies using stock to get assets at a significant discount

     -    Estimated $18 million one-time benefit from negative goodwill in 2005

     -    Modine Aftermarket fixed assets written down to zero, resulting in lower ongoing depreciation charge

o    Profitable operating results anticipated in 2006, assuming normalized market conditions

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                              TRANSACTION BENEFITS

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Financial
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o    Strong Balance Sheet

     -    Modine Aftermarket Business brought $6.3 million in cash and no debt to the deal

     -    $17 million in cash from the sale of OEM business

     -    Debt-to-total-capitalization ratio improves to 30% from 50%
          pre-transaction

o    Enhanced stock market liquidity and public company profile

     -    Shares outstanding increased to 15.3 million from 7.1 million

o    Financial Flexibility to:

     -    Respond to changes in the market place

     -    Support product development

     -    Address growth alternatives, including acquisitions

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                      INTEGRATION ACTIONS - BUFFALO CLOSURE

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                                 [MAP OMITTED]

                o  BUFFALO   Aluminum Heaters
                   |
                   |
                   |
                   |
                   v

                o  NUEVO LAREDO

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                      INTEGRATION ACTION - EMPORIA CLOSURE

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                                 [MAP OMITTED]

                o  EMPORIA

        ---------  Copper/Brass Radiators      / ---  Aluminum Radiators
        |                                     /
        |       o  NUEVO LAREDO     <--------/
        |
        |    ----  Copper/Brass Radiators
        |    |
        |    |
        -----|
             |--> to MEXICO CITY

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                 INTEGRATION ACTION - DISTRIBUTION CONSOLIDATION

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                                 [MAP OMITTED]

                o  RACINE       Headquarters Rationalization

                o  NEW HAVEN    Closed Copper Brass Tube Mill

             -- o  KANSAS CITY  Radiator Distribution
             |
             |
             -> o  SOUTHHAVEN

             -> o  Arlington
             |
             |
             -- o  Orlando      Air Conditioner Distribution

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                              INTEGRATION ACTION -
                       HEAVY DUTY PLANTS / BRANCHES / DCS

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                                 [MAP OMITTED]

----------------------

  HEAVY DUTY
  AFTERMARKET PLANTS
   9 Transpro
   4 Modine                                               ----------------------
  --------------
  13 Total                     -------------------         DISTRIBUTION CENTERS
  -2 Consolidated                                           4 Total
  -----------------             BRANCHES                   -2 Consolidated
  11 REMAIN                     142 Total                  ---------------
                                -22 Consolidated            2 REMAIN
----------------------          ----------------
                                120 REMAIN                ----------------------

                                ------------------

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                              Integration Synergies

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          SYNERGY ACTION                 AMOUNT                STATUS
                                       (millions)

Buffalo closure                           >$ 2          Completed

Emporia closure                           >$ 8          Near completion

Distribution integration                  >$ 2          In process

Branch and HD Plant consolidation         >$ 4          Branch - Nearly Complete
                                                        Plant-Complete

Procurement and other                     >$14          In process
                                          ----

TOTAL                                     >$30
                                          ====

Cost improvements will roll through inventory into 2006. We are taking action to accelerate the synergies as much as possible.

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                               Financial Overview

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o    In 2004, Transpro earned $4.8 million pretax, since then the business has changed as follows:

     -    In 2005 sold Heavy Duty-OEM that earned $5.7 million pretax in 2004

     -    Transpro in first six months of 2005 lost $4.4 million pretax excluding discontinued operations and gain on sale of HD-OEM business

o    Transpro and Modine Aftermarket businesses were losing money before the merger transaction

     -    Strong price competition

     -    Commodity price increases

o    Merger - July 22, 2005

o    2005 financial results influenced by:

     -    Price downs, higher material costs

     -    Restructuring charges

     -    Acquisition accounting

     -    Inventory reduction - generate cash flow

o    However we are actively dealing with these challenges, as follows:

     -    Synergies of more than $30 million

     -    Annual revenue in excess of $400 million

     -    Profitability in 2006

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                            PROLIANCE: KEY OBJECTIVES

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Actions to achieve our ultimate performance objectives:

o    Highest quality customer service during the business transition process and beyond

o    Achieve projected integration synergies

o    Generate cash primarily by selling down inventory

     -    Projected debt at year-end lower than the previous year

     -    Improve inventory turns to 4x in 3-year timeframe

o    Continue efforts to explore strategic opportunities and rationalize our own
     "go to market" capabilities

o    Add new and differentiated products to our overall aftermarket business offering

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                                INVESTMENT MERITS

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Values Based Company - Five Strategic Values
--------------------------------------------

o   An exemplary corporate citizen

o   Employing exceptional people

o   Dedicated to world-class quality standards

o   Market leadership through superior customer service

o   Foundation value:  Committed to exceptional financial performance

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                                INVESTMENT MERITS

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o    Business focused on profitable growth in the automotive and heavy duty aftermarkets

o    Undervalued asset base

o    Combination of two leaders creates well-positioned market player

     -    Increased scale

     -    Greater financial strength and flexibility

     -    Broadened international reach

o    Restructuring program leading to significant potential operational synergies to balance prior losses, price-downs and higher material cost

     -    Expect to achieve a low-cost supplier status with these actions

     -    Product differentiation with competitive cost

o    Enhanced financial strength of combined companies to fund future growth initiatives

o    Experienced leadership team

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                            [PROLIANCE LOGO OMITTED]

                            THE PRODUCTS YOU KNOW
                            THE PROFESSIONALS YOU TRUST

                          PROLIANCE INTERNATIONAL, INC.
                                   (AMEX: PLI)